Evergreen VA Foundation Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
29	INDEPENDENT AUDITORS’ REPORT
30	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen VA Foundation Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“Looking forward, we see a variety of initiatives that provide a foundation for our renewed optimism: improved corporate governance, gradual economic recovery, extraordinarily low interest rates, and President Bush’s proposed tax cuts, including the elimination of taxes on dividends.”

MANAGEMENT TEAM

Tattersall Advisory Group

Maureen E. Cullinane, CFA
Large Cap Core Growth Team
Lead Manager

Timothy E. O’Grady
Value Equity Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/1/1996	Class 1*	Class 2
Class Inception Date	3/1/1996	7/31/2002

Average Annual Return
1 year	-9.66%	-9.72%

5 year	-0.79%	-0.80%

Since portfolio inception	5.22%	5.21%

12-month income dividends per share**	$0.28	$0.28

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.

** The distributions for Class 2 are for the period from its inception on July 31, 2002, through December 31, 2002.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Foundation Fund Class 1 shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000), the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The LBABI, the Russell 1000 and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns have not been adjusted to reflect the effect of the 0.25% 12b-1 fee for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares had a total return of -9.66% for the 12-month period ended December 31, 2002, closely tracking its benchmarks and competitive peer group. During the same period, the Russell 1000 Index (Russell 1000) returned -21.65%, the Lehman Brothers Aggregate Bond Index returned 10.25%, and the median return among funds in the Lipper Variable Annuity Balanced Funds Classification was -9.89%. During the period, the fund’s equity benchmark was changed from the Standard & Poor’s 500 Index to the Russell 1000 to more closely reflect the portfolio’s composition. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$131,567,913

Number of Holdings	239

P/E Ratio	19.7x

Average Duration	3.7 years

Average Credit Quality*	AA

*Source: Standard & Poor’s

What was the investment environment for the 12-month period?

Volatility in the financial markets was extreme and all asset classes were affected, although equities suffered most enduring a third consecutive year of declines. Bonds benefited from the weak economic conditions and the accommodating monetary policy; however, although broad bond indexes showed positive returns, underlying sectors experienced significant volatility.

Early in the year, enthusiasm for economic prospects was bright. The Federal Reserve Board essentially announced the end of the recession in the first quarter in light of strength in retail sales, continued resiliency in the housing market, and improving leading indicators. By the end of the second quarter, however, economic growth slowed and concerns about a double-dip recession emerged. Poor corporate profitability and continued revelations of corporate wrongdoing contributed to the decline in stock prices and bond yields. The third quarter produced no improvement in economic indicators or investor confidence; and stock prices, bond yields and interest rates all fell. During the second and third quarters, bond yields were at a 50-year low. The markets hit bottom in early October and then rallied strongly in October and November after more positive economic reports, as well as another interest rate cut by the Fed. By year-end, however, the markets had given back almost all of the gains accumulated in the previous two months.

The positive returns reported by the broad indexes in the bond market this year masked a great deal of return volatility in the underlying sectors. Mortgage refinancings caused mortgage index durations to shorten from almost 3.5 years in the first quarter, to less than one year in November. Although the total return of the mortgage index lagged other sector returns for the year, the mortgage sector was the best performer on a relative (risk-adjusted) basis. At the same time, the corporate sector was a credit minefield, and

PORTFOLIO MANAGER INTERVIEW continued

was the worst relative-performing sector for the year. Whole industry sectors were avoided and some companies, tainted with even a hint of malfeasance, just did not trade. The overall quality of the credit index declined, as more investment grade companies were relegated to “junk” status. Credit yield spreads reached well beyond normal recessionary levels.

PORTFOLIO COMPOSITION
(as a percentage of 12/31/2002 portfolio assets)

Asset-Backed Securities	1.0%

Mortgage-Backed Securities	12.1%

Corporate Bonds	11.8%

Collateralized Mortgage Obligations	11.7%

U.S. Treasury Obligations	4.1%

Yankee Obligations - Government	0.4%

Common Stock	51.2%

Mutual Fund Shares	7.7%

What types of investments contributed to the fund’s performance?

In the fund’s value portfolio, the consumer staples sector was a key beneficiary of capital leaving the information technology and telecommunication services sectors. In an environment of earnings unpredictability, the sector demonstrated the twin attributes of earnings quality and consistency. Early in the period we significantly overweighted the sector compared to the Russell 1000, which positively affected the fund’s performance. Top performers included Procter & Gamble, Anheuser-Busch, Pepsico and Philip Morris. Early in the period, these companies looked good from both a valuation standpoint and from an earnings consistency standpoint. As the stocks moved from trading at a discount to trading at a premium, we began to trim our positions.

In the growth portfolio, the consumer discretionary sector was the strongest performing area. Low interest rates, moderate inflation and a surge in mortgage refinancing fueled consumer spending. Retail and restaurant stocks, such as Bed Bath & Beyond and Starbucks, contributed to the fund’s performance. Energy was another area of solid performance in 2002. The price of oil and gas rose throughout the year as a result of Middle East tensions and lean oil and gas inventories. Drilling companies, such as Nabors Industries, benefited from increased exploration and greater utilization of drilling rigs.

TOP 5 EQUITY SECTORS
(as a percentage of 12/31/2002 net assets)

Financials	10.5%

Health Care	8.2%

Industrials	7.9%

Information Technology	7.7%

Consumer Discretionary	5.7%

In the fixed income portfolio, the fund was overweighted in both corporate bonds and mortgage-backed securities during most of the period. Our corporate sector strategy involved avoiding the problem sectors, concentrating on liquid companies with inherent credit quality, increasing portfolio diversification and actively managing the risk within the sector. We were underweighted in problem sectors like telecommunications and utilities, and successfully navigated our way through the credit minefield during the year. We will continue to overweight the corporate sector because we believe it offers the best prospects for adding returns. Our mortgage strategy of overweighting the sector and

PORTFOLIO MANAGER INTERVIEW continued

emphasizing a prepayment-insulated mortgage structure protected the portfolio from the shortening risk, and was additive to returns for the year.

TOP 5 BOND SECTORS
(as a percentage of 12/31/2002 net assets)

Mortgage-Backed Securities	12.7%

Collateralized Mortgage Obligations	12.2%

Financials	6.6%

U.S. Treasury Obligations	4.4%

Consumer Discretionary	1.2%

What types of investments detracted from the fund’s performance?

By contrast, the consumer discretionary sector represented the greatest area of underperformance in the value portfolio. Three holdings in the cable industry were primarily responsible for the underperformance: Adelphia Communications, Cablevision and AOL Time Warner. The stock of Adelphia deteriorated after reports of fraudulent business practices surfaced.

In the growth portfolio, technology was the worst performing sector. Having underweighted the sector early in the year, the fund was insulated during most of the downturn. However, fund performance lagged when technology stocks rebounded in the fourth quarter. Healthcare also underperformed for much of the year due to the fund’s greater emphasis on pharmaceutical stocks, whose performance lagged.

TOP 10 EQUITY HOLDINGS
(as a percentage of 12/31/2002 net assets)

3M Co.	1.5%

Citigroup, Inc.	1.5%

Microsoft Corp.	1.3%

American International Group, Inc.	1.1%

Bank of America Corp.	0.9%

Exxon Mobil Corp.	0.9%

Deere & Co.	0.9%

Pharmacia Corp.	0.8%

Tyco International, Ltd.	0.8%

International Business Machines Corp.	0.8%

In the fixed income portfolio, corporate sector performance was disappointing, suffering from the same problems as the equity market. Accounting irregularities and bankruptcies plagued the corporate marketplace and investors were hesitant to take on additional risk.

TOP 5 BOND HOLDINGS
(as a percentage of 12/31/2002 net assets)

	Coupon	Maturity

U.S. Treasury Bonds	6.00	2/15/2026	3.5%

FHLMC	5.50	TBA	2.4%

FHLMC	6.25	2/15/2027	1.7%

FNMA	5.00	TBA	1.3%

FHLMC	6.50	3/1/2032	1.0%

What is your outlook for the next 12 months?

Looking forward, we see a variety of initiatives that provide a foundation for our renewed optimism: improved corporate governance, gradual economic recovery, extraordinarily low interest rates, and President Bush’s proposed tax cuts, including the elimination of taxes on dividends.

PORTFOLIO MANAGER INTERVIEW continued

After several years of underperformance, we see hope for growth equities in 2003 because of improving opportunities for earnings growth. Most of the major excesses of the 1990s have been corrected over the past several years. In 2003, equity markets may rebound and begin to return to historic trendline growth. After three years of bonds outperforming, that trend may reverse in 2003. Improving economic prospects could benefit corporate earnings and, the corporate sector of the bond market, particularly lower-quality corporates, presents solid opportunities for fixed income investing.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002	2001	2000	1999	1998[1]
Class 1[2]
Net asset value, beginning of period	$13.05	$14.60	$15.70	$14.47	$13.54
Income from investment operations
Net investment income	0.30	0.30	0.24	0.28	0.35
Net realized and unrealized gains or losses on securities	-1.56	-1.55	-1.01	1.27	1.07
Total from investment operations	-1.26	-1.25	-0.77	1.55	1.42

Distributions to shareholders from
Net investment income	-0.28	-0.30	-0.24	-0.28	-0.26
Net realized gains	0	0	-0.09	-0.04	-0.23
Total distributions to shareholders	-0.28	-0.30	-0.33	-0.32	-0.49

Net asset value, end of period	$11.51	$13.05	$14.60	$15.70	$14.47
Total return[3]	-9.66%	-8.57%	-4.93%	10.64%	10.56%
Ratios and supplemental data
Net assets, end of period (thousands)	$131,386	$168,337	$187,825	$145,566	$78,371
Ratios to average net assets
Expenses[4]	0.91%	0.93%	0.92%	0.95%	1.00%
Net investment income	2.20%	2.15%	1.78%	2.29%	2.44%
Portfolio turnover rate	165%	195%	89%	77%	10%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class\x11 1 shares.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1,2]
CLASS 2
Net asset value, beginning of period	$11.72
Income from investment operations
Net investment income	0.10
Net realized and unrealized losses on securities	-0.04
Total from investment operations	0.06

Distributions to shareholders from
Net investment income	-0.28

Net asset value, end of period	$11.50
Total return[3]	0.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$182
Ratios to average net assets
Expenses[4]	1.16%[5]
Net investment income	2.00%[5]
Portfolio turnover rate	165%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 1.0%
MBNA Master Credit Card Trust:
Ser. 1996-J, Class A, 1.57%, 02/15/2006	AAA	$ 450,000	$ 450,506
Ser. 1998-J, Class A, 5.25%, 02/15/2006	AAA	30,000	30,816
Ser. 2001, Class C-3, 6.55%, 12/15/2008	BBB	385,000	417,080
Saxon Asset Securities Trust, Ser. 2000-2, Class AF4, 8.23%, 03/25/2024	AAA	449,289	453,789
Total Asset-Backed Securities			1,352,191
COLLATERALIZED MORTGAGE OBLIGATIONS 12.2%
FHLMC:
Ser 1529, Class Z, 7.00%, 06/15/2023	AAA	582,221	623,092
Ser. 2301, Class BC, 6.50%, 04/15/2016	AAA	605,000	623,183
Ser. 2319, Class PK, 6.50%, 11/15/2024	AAA	605,000	617,879
Ser. 2332, Class OB, 6.50%, 08/15/2024	AAA	610,000	629,174
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	1,169,000	1,224,593
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	570,000	598,986
Ser. 2416, Class PC, 6.00%, 09/15/2014	AAA	45,000	47,200
Ser. 2419, Class DW, 5.50%, 08/15/2011	AAA	50,000	52,365
Ser. 2420, Class EC, 6.50%, 03/15/2030	AAA	590,000	626,613
Ser. 2453 Class BD, 6.00%, 05/15/2017	AAA	710,000	755,989
Ser. 2463, Class BH, 6.25%, 02/15/2027	AAA	2,105,000	2,186,664
Ser. 2470, Class QC, 6.00%, 08/15/2025	AAA	755,000	788,958
Ser. T-44, Class A-1, 1.52%, 01/25/2005	AAA	578,410	578,636
FNMA:
Ser. 2001-16, Class XN, 5.50%, 05/25/2012	AAA	50,000	52,041
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	602,494	653,518
Ser. 2002-50, Class PC, 6.00%, 08/25/2026	AAA	795,000	830,912
Ser. 2002-7, Class TC, 5.75%, 01/25/2013	AAA	45,000	46,560
Ser. 2002-9, Class PC, 6.00%, 03/25/2017	AAA	770,000	818,644
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	63,079	68,421
Ser. 2002-T19, Class A-1, 6.50%, 07/25/2042 (h)	AAA	770,000	817,894
Ser. 2002-W8, Class A-3, 7.50%, 06/25/2042	AAA	596,575	647,098
Ser. 2355, Class TB, 6.50%, 07/15/2026	AAA	615,000	629,333
GNMA, Ser. 1999-29, Class PB, 7.25%, 07/16/2028	AAA	340,000	370,678
Greenwich Capital Commercial Funding Corp., Ser. 2002 C1, Class A4, 4.948%, 01/11/2035 (h)	AAA	540,000	551,286
Morgan Stanley Capital I, Inc., Ser. 1997-Xl1, Class A1, 6.59%, 10/03/2030	AAA	594,956	636,332
Residential Asset Mtge. Products, Inc., Ser. 2002-RS2, Class AI-5, 6.03%, 03/25/2032	AAA	555,000	585,458
Total Collateralized Mortgage Obligations			16,061,507
CORPORATE BONDS 12.3%
CONSUMER DISCRETIONARY 1.2%
Media 0.2%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	300,000	309,424
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 1.0%
May Department Stores Co., 6.90%, 01/15/2032	A	$ 500,000	$ 521,588
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	650,000	766,717
1,288,305
CONSUMER STAPLES 0.3%
Beverages 0.3%
Coca Cola Enterprises, Inc., 0.00%, 06/20/2020 (n)	A	1,000,000	342,820
ENERGY 1.0%
Energy Equipment & Services 0.3%
Kinder Morgan Energy Partners, 7.40%, 03/15/2031	BBB+	400,000	434,407
Oil & Gas 0.7%
Amerada Hess Corp., 7.125%, 03/15/2033	BBB	350,000	374,114
Conoco Funding Co., 5.45%, 10/15/2006	A-	500,000	540,145
914,259
FINANCIALS 6.6%
Banks 1.8%
Bank of America Corp., 7.125%, 05/01/2006	A	125,000	141,374
Bank of New York, Inc., 7.30%, 12/01/2009	A	575,000	674,704
National City Corp., 6.625%, 03/01/2004	A-	500,000	527,972
Norwest Corp., 6.20%, 12/01/2005	A+	500,000	550,036
U.S. Bank, 6.375%, 08/01/2011	A	400,000	449,373
2,343,459
Diversified Financials 4.3%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	400,000	421,415
Caterpillar Financial Services Corp., 5.95%, 12/01/2005	A+	700,000	755,248
Citigroup, Inc., 6.75%, 12/01/2005	AA-	200,000	222,543
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB	700,000	694,701
GE Capital Corp., 7.25%, 02/01/2005	AAA	500,000	550,627
GMAC, 6.875%, 09/15/2011	BBB	1,000,000	998,873
Golden West Financial Corp., 5.50%, 08/08/2006	A+	500,000	539,776
Household Finance Corp., 6.40%, 06/17/2008	A-	440,000	469,728
International Lease Finance Corp., 4.375%, 12/15/2005	AA-	600,000	607,588
USAA Capital Corp., 5.591%, 12/20/2006 144A	AAA	400,000	429,473
5,689,972
Insurance 0.5%
American General Finance Corp., 5.875%, 07/14/2006	A+	600,000	646,388
INDUSTRIALS 0.8%
Aerospace & Defense 0.3%
Boeing Co., 6.625%, 02/15/2038	A+	400,000	400,506
Air Freight & Couriers 0.0%
United Parcel Services, Inc., 8.375%, 04/01/2020	AAA	5,000	6,525
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Road & Rail 0.5%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	BBB+	$ 550,000	$ 625,336
MATERIALS 0.6%
Chemicals 0.6%
Dow Chemical Co., 5.25%, 05/14/2004	A	750,000	772,890
TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 1.1%
Bellsouth Corp., 5.00%, 10/15/2006 (p)	A+	650,000	694,748
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	350,000	378,835
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	450,000	363,402
1,436,985
UTILITIES 0.7%
Electric Utilities 0.4%
Progress Energy, Inc., 7.75%, 03/01/2031	BBB	200,000	228,148
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	BBB	325,000	319,757
547,905
Gas Utilities 0.3%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	400,000	423,200
Total Corporate Bonds			16,182,381
MORTGAGE-BACKED SECURITIES 12.7%
FHLB, 4.875%, 04/16/2004	AAA	500,000	521,993
FHLMC:
5.50%, 11/01/2032	AAA	364,964	372,664
5.50%, TBA (++)	AAA	3,090,000	3,149,869
6.00%, 04/15/2016	AAA	516,532	538,659
6.50%, 01/15/2030-08/01/2032	AAA	3,874,872	4,055,593
FNMA:
5.00%, TBA (++)	AAA	1,645,000	1,685,097
5.89%, 10/01/2008	AAA	864,503	936,964
6.034%, 12/01/2008	AAA	668,963	732,382
6.55%, 09/01/2004	AAA	1,270,921	1,330,952
6.568%, 04/01/2008	AAA	740,000	827,744
6.949%, 08/01/2009	AAA	1,036,806	1,185,866
7.50%, 12/01/2030-10/01/2031	AAA	908,150	965,589
GNMA, 7.00%, 03/20/2032	AAA	366,148	385,880
Total Mortgage-Backed Securities			16,689,252
U.S. TREASURY OBLIGATIONS 4.4%
U.S. Treasury Bonds, 6.00%, 02/15/2026	AAA	3,945,000	4,522,114
U.S. Treasury Notes:
3.25%, 05/31/2004	AAA	545,000	559,690
6.00%, 08/15/2009	AAA	535,000	622,188
Total U.S. Treasury Obligations			5,703,992
YANKEE OBLIGATIONS-GOVERNMENT 0.4%
Canada, 4.625%, 10/03/2006	AA-	500,000	531,194
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS 53.6%
CONSUMER DISCRETIONARY 5.7%
Automobiles 0.4%
Harley-Davidson, Inc.	10,504	$ 485,285
Hotels, Restaurants & Leisure 0.7%
Carnival Corp., Class A	6,500	162,175
Darden Restaurants, Inc.	23,500	480,575
McDonald’s Corp.	21,329	342,971
Starwood Hotels & Resorts, Class B	976	23,170
1,008,891
Household Durables 0.3%
Black & Decker Corp.	8,205	351,912
Centex Corp.	1,423	71,435
423,347
Internet & Catalog Retail 0.2%
Amazon.com, Inc. * (p)	12,000	226,680
Media 2.1%
AOL Time Warner, Inc. *	27,449	359,582
Cablevision Systems Corp., Class A * (p)	11,322	189,530
Clear Channel Communications, Inc. *	17,500	652,575
Liberty Media Corp., Class A *	64,401	575,745
New York Times Co., Class A	8,766	400,869
USA Interactive, Inc. *	3,814	87,417
Viacom, Inc., Class B *	14,124	575,694
2,841,412
Multi-line Retail 1.2%
Kohl’s Corp. *	6,000	335,700
Target Corp.	12,500	375,000
Wal-Mart Stores, Inc.	16,830	850,083
1,560,783
Specialty Retail 0.8%
Barnes & Noble, Inc. *	9,504	171,737
Bed Bath & Beyond, Inc. *	10,200	352,206
Lowe’s Companies, Inc.	13,057	489,638
1,013,581
CONSUMER STAPLES 3.4%
Beverages 0.9%
Anheuser-Busch Companies, Inc.	11,624	562,602
Coca-Cola Co.	6,000	262,920
PepsiCo, Inc.	9,688	409,027
1,234,549
Food & Drug Retailing 0.3%
SYSCO Corp.	11,500	342,585
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 0.5%
ConAgra, Inc.	14,803	$ 370,223
Kellogg Co.	10,260	351,610
721,833
Household Products 0.9%
Kimberly-Clark Corp.	5,590	265,357
Procter & Gamble Co.	10,140	871,432
1,136,789
Personal Products 0.3%
Avon Products, Inc.	881	47,459
Dial Corp.	14,677	298,971
346,430
Tobacco 0.5%
Philip Morris Companies, Inc.	17,808	721,758
ENERGY 5.6%
Energy Equipment & Services 1.5%
Baker Hughes, Inc.	15,400	495,726
ENSCO International, Inc.	9,384	276,359
Nabors Industries, Ltd. *	13,500	476,145
Schlumberger, Ltd.	8,400	353,556
Weatherford International, Ltd. *	9,000	359,370
1,961,156
Oil & Gas 4.1%
Anadarko Petroleum Corp.	18,569	889,455
Apache Corp.	12,000	683,880
Burlington Resources, Inc.	13,682	583,537
ChevronTexaco Corp.	5,506	366,039
ConocoPhillips	5,637	272,774
Exxon Mobil Corp.	34,236	1,196,206
Occidental Petroleum Corp.	15,919	452,896
Ocean Energy, Inc.	21,790	435,146
Royal Dutch Petroleum Co.	6,578	289,564
Valero Energy Corp.	298	11,008
XTO Energy, Inc.	7,295	180,187
5,360,692
FINANCIALS 10.5%
Banks 3.5%
Bank of America Corp.	17,844	1,241,407
Bank of New York Co., Inc.	1,170	28,033
First Tennessee National Corp.	10,514	377,873
First Virginia Banks, Inc.	3,043	113,291
Hibernia Corp., Class A	9,419	181,410
PNC Financial Services Group	590	24,721
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Banks continued
Sovereign Bancorp, Inc.	22,096	$ 310,449
U.S. Bancorp	38,872	824,864
Washington Mutual, Inc.	16,903	583,660
Wells Fargo & Co.	19,939	934,541
4,620,249
Diversified Financials 4.9%
American Express Co.	19,176	677,872
Citigroup, Inc.	54,531	1,918,946
Fannie Mae	3,808	244,969
Freddie Mac	13,941	823,216
J.P. Morgan Chase & Co.	25,795	619,080
MBNA Corp.	12,906	245,472
Merrill Lynch & Co., Inc.	25,097	952,431
Morgan Stanley Dean Witter	13,158	525,267
SLM Corp.	4,700	488,142
6,495,395
Insurance 2.1%
Allstate Corp.	19,612	725,448
American International Group, Inc.	25,045	1,448,853
Marsh & McLennan Co.	454	20,979
MBIA, Inc.	531	23,290
SAFECO Corp.	13,335	462,325
2,680,895
HEALTH CARE 8.2%
Biotechnology 0.6%
Amgen, Inc. *	9,500	459,230
Biogen, Inc. *	8,500	340,510
799,740
Health Care Equipment & Supplies 1.6%
Becton Dickinson & Co.	9,500	291,555
Biomet, Inc.	14,500	415,570
Medtronic, Inc.	20,708	944,285
Stryker Corp.	6,500	436,280
2,087,690
Health Care Providers & Services 1.1%
Anthem, Inc. *	5,768	362,807
Cardinal Health, Inc.	4,500	266,355
HealthNet, Inc., Class A *	19,945	526,548
Tenet Healthcare Corp. *	763	12,513
UnitedHealth Group, Inc.	4,000	334,000
1,502,223
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 4.9%
Abbott Laboratories, Inc.	5,342	$ 213,680
Bristol-Myers Squibb Co.	29,096	673,572
Eli Lilly & Co.	6,100	387,350
Forest Laboratories, Inc. *	5,300	520,566
Johnson & Johnson Co.	18,426	989,661
Merck & Co., Inc.	10,446	591,348
Mylan Laboratories, Inc.	12,144	423,826
Pfizer, Inc.	24,897	761,101
Pharmacia Corp.	26,434	1,104,941
Wyeth	20,845	779,603
6,445,648
INDUSTRIALS 7.9%
Aerospace & Defense 1.5%
Honeywell International, Inc.	924	22,176
Lockheed Martin Corp.	6,391	369,080
Northrop Grumman Corp.	9,528	924,216
United Technologies Corp.	10,607	656,998
1,972,470
Commercial Services & Supplies 0.6%
Factset Research Systems, Inc.	3,361	95,015
First Data Corp.	12,248	433,702
Waste Management, Inc.	12,856	294,660
823,377
Electrical Equipment 0.5%
Celestica, Inc. *	12,773	180,099
Emerson Electric Co.	9,091	462,278
642,377
Industrial Conglomerates 2.8%
3M Co.	16,040	1,977,732
General Electric Co.	28,023	682,360
Textron, Inc.	401	17,239
Tyco International, Ltd.	61,500	1,050,420
3,727,751
Machinery 2.2%
Deere & Co.	25,013	1,146,846
Dover Corp.	930	27,119
Eaton Corp.	2,000	156,220
Illinois Tool Works, Inc.	12,500	810,750
Ingersoll-Rand Co., Class A	4,000	172,240
Parker-Hannifin Corp.	12,500	576,625
2,889,800
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Road & Rail 0.3%
CSX Corp.	8,121	$ 229,905
Union Pacific Corp.	3,000	179,610
409,515
INFORMATION TECHNOLOGY 7.7%
Communications Equipment 1.2%
Cisco Systems, Inc. *	52,378	686,152
Motorola, Inc.	19,844	171,651
Nokia Corp., ADR	34,500	534,750
UTStarcom, Inc. *	5,164	102,402
1,494,955
Computers & Peripherals 2.1%
Apple Computer, Inc. *	29,026	415,943
Dell Computer Corp. *	20,000	534,800
Hewlett-Packard Co.	27,000	468,720
International Business Machines Corp.	13,033	1,010,057
Lexmark International Group, Inc., Class A *	6,000	363,000
2,792,520
Electronic Equipment & Instruments 0.4%
Tech Data Corp. *	6,754	182,088
Thermo Electron Corp. *	17,299	348,056
530,144
IT Consulting & Services 0.7%
Affiliated Computer Services, Inc., Class A *	17,000	895,050
Semiconductor Equipment & Products 0.9%
Intel Corp.	27,562	429,140
LSI Logic Corp. *	14,624	84,380
Microchip Technology, Inc.	1,866	45,624
National Semiconductor Corp. *	5,431	81,519
Texas Instruments, Inc.	35,655	535,182
1,175,845
Software 2.4%
Intuit, Inc. *	13,000	609,960
Microsoft Corp. *	33,705	1,742,548
Oracle Corp. *	77,700	839,160
3,191,668
MATERIALS 1.7%
Chemicals 0.8%
E.I. du Pont de Nemours & Co.	624	26,457
PPG Industries, Inc.	6,711	336,557
Praxair, Inc.	12,162	702,599
1,065,613
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 0.4%
Alcoa, Inc.	19,270	$ 438,971
Paper & Forest Products 0.5%
International Paper Co.	13,457	470,591
MeadWestvaco Corp.	8,499	210,010
680,601
TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 1.8%
ALLTEL Corp.	6,579	335,529
AT&T Corp.	4,470	116,712
BellSouth Corp.	12,402	320,840
Centurytel, Inc.	12,165	357,408
Commonwealth Telephone Enterprises *	3,248	116,408
SBC Communications, Inc.	16,930	458,972
Verizon Communications, Inc.	17,223	667,391
2,373,260
UTILITIES 1.1%
Electric Utilities 1.1%
Duke Energy Corp.	22,996	449,342
Exelon Corp.	3,519	185,698
FPL Group, Inc.	6,591	396,317
Scana Corp.	13,010	402,789
1,434,146
Gas Utilities 0.0%
El Paso Corp.	796	5,540
Total Common Stocks		70,561,214
SHORT-TERM INVESTMENTS 8.0%
MUTUAL FUND SHARES 8.0%
Evergreen Institutional U.S. Government Money Market Fund (o) (+)	9,492,438	9,492,438
Navigator Prime Portfolio (pp)	352,474	1,073,974
Total Short-Term Investments		10,566,412
Total Investments (cost $143,114,124) 104.6%		137,648,143
Other Assets and Liabilities (4.6%)		(6,080,230)
Net Assets 100.0%		$ 131,567,913

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
(+)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(++)	Security acquired under mortgage dollar roll agreement.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations
ADR	American Depository Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 143,114,124
Net unrealized losses on securities	(5,465,981)

Market value of securities	137,648,143
Dividends and interest receivable	612,507

Total assets	138,260,650

Liabilities
Payable for securities purchased	806,299
Payable for open mortgage dollar roll	4,766,452
Payable for securities on loan	1,073,974
Advisory fee payable	5,371
Due to other related parties	721
Accrued expenses and other liabilities	39,920

Total liabilities	6,692,737

Net assets	$ 131,567,913

Net assets represented by
Paid-in capital	$ 167,470,515
Undistributed net investment income	2,500
Accumulated net realized losses on securities	(30,439,121)
Net unrealized losses on securities	(5,465,981)

Total net assets	$ 131,567,913

Net assets consists of
Class 1*	$ 131,385,907
Class 2	182,006

Total net assets	$ 131,567,913

Shares outstanding
Class 1*	11,410,941
Class 2	15,821

Net asset value per share
Class 1*	$ 11.51
Class 2	$ 11.50

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Interest	$ 3,436,673
Dividends (net of foreign witholding taxes of $1,496)	1,211,216

Total investment income	4,647,889

Expenses
Advisory fee	1,114,035
Distribution Plan expenses	117
Administrative services fees	149,535
Transfer agent fee	1,089
Trustees’ fees and expenses	3,765
Printing and postage expenses	19,301
Custodian fee	33,693
Professional fees	26,580
Other	9,301

Total expenses	1,357,416
Less: Expense reductions	(945)

Net expenses	1,356,471

Net investment income	3,291,418

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(11,886,160)
Net change in unrealized gains or losses on securities	(7,521,035)

Net realized and unrealized gains or losses on securities	(19,407,195)

Net decrease in net assets resulting from operations	$ (16,115,777)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2002		2001

Operations
Net investment income		$ 3,291,418		$ 3,765,767
Net realized losses on securities		(11,886,160)		(12,507,337)
Net change in unrealized gains or losses on securities		(7,521,035)		(7,991,928)

Net decrease in net assets resulting from operations		(16,115,777)		(16,733,498)

Distributions to shareholders from
Net investment income
Class 1*		(3,118,640)		(3,750,694)
Class 2		(4,239)		0

Total distributions to shareholders		(3,122,879)		(3,750,694)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1*	274,864	3,370,779	1,210,532	16,557,068
Class 2	41,017	475,196	0	0

		3,845,975		16,557,068

Net asset value of shares issued in reinvestment of distributions
Class 1*	271,045	3,118,641	288,943	3,750,694
Class 2	369	4,238	0	0

		3,122,879		3,750,694

Payment for shares redeemed
Class 1*	(2,615,914)	(31,344,818)	(1,462,518)	(19,310,840)
Class 2	(25,565)	(300,799)	0	0

		(31,645,617)		(19,310,840)

Net asset value of shares issued in acquisition of Wachovia Balanced Fund II
Class 1*	582,837	7,146,006	0	0

Net increase (decrease) in net assets resulting from capital share transactions		(17,530,757)		996,922

Total decrease in net assets		(36,769,413)		(19,487,270)
Net assets
Beginning of period		168,337,326		187,824,596

End of period		$ 131,567,913		$ 168,337,326

Undistributed net investment income		$ 2,500		$ 5,788

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Foundation Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are

NOTES TO FINANCIAL STATEMENTS continued

marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund’s current yield and total return.

e. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers and wash sale loss deferrals assumed as a result of the acquisition and mortgage dollar rolls.

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.745% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-adviser to the Fund and is paid by EIMC for its services to the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2002, the Fund paid brokerage commissions of $2,981 to Wachovia Securities, Inc.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Balanced Fund II in an exchange of shares. The net assets were exchanged through a tax-free exchange for 582,837 Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $530,313. The aggregate net assets of the Fund and the Wachovia Balanced Fund II immediately prior to the acquisition were $150,069,681 and $7,146,006, respectively. The aggregate net assets of the Fund immediately after the acquisition were $157,215,687.

NOTES TO FINANCIAL STATEMENTS continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended December 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$121,357,158	$113,121,354	$126,285,914	$124,200,118

The Fund loaned securities during the year ended December 31, 2002 to certain brokers. At December 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,041,589 and $1,073,974, respectively. During the year ended December 31, 2002, the Fund earned $28,004 in income from securities lending.

During the year ended December 31, 2002, the Fund entered into dollar roll transactions. At December 31, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$1,008,488	UBS Warburg	1/14/2003
1,307,084	Lehman Brothers	1/14/2003
352,037	Bear Stearns	1/14/2003
457,222	Morgan Stanley	1/14/2003
459,175	UBS Warburg	1/21/2003
676,147	Lehman Brothers	1/21/2003
525,056	CS First Boston	1/21/2003

During the year ended December 31, 2002, the Fund earned $171,827 in income on dollar roll transactions.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $144,441,788. The gross unrealized appreciation and depreciation on securities based on tax cost was $3,898,206 and $10,691,851, respectively, with a net unrealized depreciation of $6,793,645.

As of December 31, 2002, the Fund had $27,386,290 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010

$6,708	$5,122,604	$13,388,324	$8,868,654

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $1,725,167.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryover and Post-October Loss

$2,500	$6,793,645	$29,111,457

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended December 31, 2002 was $3,122,879 of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $945 which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evergreen VA Foundation Fund, a portfolio of the Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Foundation Fund, as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

ADDITIONAL INFORMATION (unaudited)

For corporate shareholders, 34.83% of ordinary income dividends paid during the fiscal year ended December 31, 2002 for the Fund qualified for the dividends received deduction.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

560855 2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034